WisdomTree Trust

WisdomTree New Economy Real Estate Fund (WTRE)

(the “Fund”)

Supplement dated April 10, 2025 to the Statutory Prospectus (the “Prospectus”) and

the Statement of Additional Information (the “SAI”),

each dated August 1, 2024, as supplemented

Effective April 10, 2025, the WisdomTree New Economy Real Estate Fund (WTRE) changed its principal investment strategies and investment objective. Therefore, effective immediately, all references and information related to the Fund in the Prospectus and SAI are hereby deleted in their entirety. Information pertaining to the Fund, including a description of its investment strategies, can be found in the Fund’s new prospectus and statement of additional information, each dated April 10, 2025, which are available on the Fund’s website at https://www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports or through your financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-SAI-WTRE-0425